UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Ave.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4324
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2022

Item 1. Report to Stockholders.

a)

TRILLIUM ESG GLOBAL EQUITY FUND

TRILLIUM ESG SMALL/MID CAP FUND

ANNUAL REPORT

For the Year Ended
June 30, 2022

Disclosures

The information provided herein represents the opinion of the Portfolio Managers of the Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund (the “Funds”) and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds’ environmental policy could cause them to make or avoid investments that could result in the portfolios underperforming similar funds that do not have an environmental policy. There are no assurances that the Funds will achieve their objective and/or strategy.

The Funds’ holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedules of Investments in the report for complete portfolio holdings.

The sectors and/or industries, as applicable, are determined using the Global Industry Classifications Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Funds’ administrator, U.S. Bancorp Fund Services, LLC.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the mutual fund relative to the return of the benchmark index is a mutual fund’s alpha.

Basis points (bps) are units of measure for interest rates and other percentages, commonly used to describe the percentage change in interest rates, bond yields, and other financial instruments. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Returns reported reflect the net total return index which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form a benchmark for the mid- to small-cap segment of the U.S. equity market.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Earnings growth is not representative of the Fund’s future performance.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Table of Contents

Trillium ESG Global Equity Fund
A Message to Our Shareholders	2
Country Allocation	7
Performance Chart and Analysis	8
Schedule of Investments	10
Trillium ESG Small/Mid Cap Fund
A Message to Our Shareholders	15
Sector Allocation	20
Performance Chart and Analysis	21
Schedule of Investments	22
Statements of Assets and Liabilities	26
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	33
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	50
Expense Examples	51
Statement Regarding Liquidity Risk Management Program	53
Trustees and Executive Officers	54
Additional Information	59
Privacy Notice	61

Trillium ESG Global Equity Fund

Dear Shareholders,

For the 12 month period ended June 30, 2022, the Trillium ESG Global Equity Fund (the “Fund” or “Global Equity Fund”) Institutional Class declined 17.70% on a net of fees basis, versus its benchmark, the MSCI ACWI (ACWI) benchmark which reported a decline of 15.75%.

Performance as of	6	1	3	5	10	Since	Inception
June 30, 2022	Months	Year	Year	Year	Year	Inception	Date
Retail (PORTX)	-24.16%	-17.94%	7.99%	8.94%	9.72%	6.25%	9/30/1999
Institutional (PORIX)	-24.06%	-17.70%	8.30%	9.25%	10.02%	5.99%	3/30/2007
MSCI ACWI	-20.18%	-15.75%	6.21%	7.00%	8.76%	5.13%	9/30/1999

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 209-1962.

Gross Expense Ratio*
Class R	1.30%
Class I	1.02%

*	Gross expense ratio is from Global Equity’s prospectus dated October 31, 2021. See the Global Equity Fund’s Financial Highlights in this report for the most current expense ratios.

Early in 2022, the Russian invasion of Ukraine shook global markets already tense over rising global inflation and the prospect of central banks tightening as COVID concerns shifted to an endemic rather than a pandemic orientation. The Federal Reserve began to execute a fast pivot toward tighter monetary policy, no longer characterizing inflation as “transitory”. The invasion of Ukraine by Russia has sparked a significant, and currently lasting, jump in the active contract for West Texas Intermediate Crude Oil; other commodities followed, including agricultural goods and metals. A major risk off move by investors has punished the stock prices of many interest rate sensitive and growth- centric companies. In the U.S. a flattening yield curve, which has at points inverted, has led to concerns about potential recession. In Europe, the case is even stronger given the dependence on Russian energy and expected supply chain shocks. China is not helping the situation, as renewed and robust COVID outbreaks have tested the effectiveness of the “No-COVID” policy and spurred new lock-downs in major cities, reducing demand and creating further supply chain disruptions. With the increase in global volatility, we have become incrementally more cautious, but we conclude that we are adequately positioned for more risk-off markets. As always, we will be carefully monitoring economic data and our positioning as these higher interest rates begin to affect economic activity. In a slowing growth or recessionary environment, we believe that our focus on quality, lower-leverage, profitable companies with steadier earnings and revenues, in keeping with our long-standing investment approach, could help be protective.

For the twelve month period, asset allocation and security selection were approximately equally responsible for the underperformance. From a sector allocation perspective, Energy was a large headwind as our portfolio is fossil fuel free and Energy was the only sector with meaningful positive returns in the past 12 months (24.61% vs. ACWI -15.75%). That exposure was mitigated to a degree by our significant underweight to the Communication Services sector. Stock selection was additive in Communication Services and Consumer Discretionary, but was more than offset by weakness in Healthcare, Industrials, and Information Technology. Geographically, from an allocation standpoint, our overweight to Western Europe served us well, however, this was not enough to overcome the negative stock selection in the core regions of the United States & Western Europe. Currency was a drag the past year largely due to the strength of the US dollar versus European currencies, the Euro in particularly.

Performance Leaders Last Twelve Months (“LTM”):

Novo Nordisk (34.07%), a healthcare company that focuses on Diabetes and Obesity, was the largest contributor for the year. Novo Nordisk’s stock return materially outperformed its Danish country and MSCI ACWI sector peers during the last twelve months. Its outperformance was helped by investors’ preference for defensive stocks (i.e. Pharma industry) during a period of increasing macroeconomic uncertainty as well the continued positive growth performance of its diabetes medications and insulin products. In addition, investors are optimistic about the long term sales/financial outlook for its new, weight loss medication, Wegovy, after its FDA approval in early June 2021.

Quanta Services (38.70%), a provider of specialty contracting services to the utility, energy and communication industries, was a top performer in the fund as its core business continues to benefit as utilities undertake grid hardening and modernization projects. We are evolving toward a more electrified economy as electric vehicles and the industrial sector have the potential to drive significant load growth over the next decade; these higher levels of electric demand will likely be supported by renewable generation. At the end of last year, Quanta purchased Blattner, one of the largest and leading utility-scale renewable energy infrastructure solutions providers in North America, increasing its benefit from the massive investments in transmission and distribution that will be necessary in the coming years to support this transition to renewable energy.

Performance Laggards (LTM):

Paypal (-76.04%) had an extremely tough year as high price to earnings (“P/E”) growth stocks experienced severe multiple compression as interest rates rose. At the same time, online spending trends began to come back to earth as consumers ventured out of their COVID-induced cocoons and starting spending more offline and more on services such as eating out and traveling. Paypal continues to remain out of favor with investors given concerns about long-term competitive dynamics and customer growth. We view the outlook more favorably than the market given recent results that indicate stable business conditions and we conclude Paypal will likely continue to play a pivotal role in the continued rise in e-commerce and digital payments. While payment volumes have rebounded somewhat, customer spending has weakened, thus we are watching these metrics closely. The long-term drivers for shareholder value creation still remain in place, with the current valuation supporting a favorable risk-reward profile for the stock, in our view.

After holding up well compared to peers in the early innings of the market downdraft, US retailer Target (-40.67%) was negatively impacted as the company reported (and pre-announced) negative results and forward expectations. Inventory management and mix issues drove significantly decreased visibility into demand patterns as its core customer base seeks out products geared for re-opening and travel activities versus pandemic-led staples such as electronics and home goods. We continue to favor the brand’s competitive advantages and management’s history of successfully navigating challenging circumstances. We added to the position believing much of the worst case scenario is already reflected in the valuation.

New Positions:

We also took advantage of the market dislocation to add some new positions to the portfolio including life sciences & tools leader Thermo Fisher, Swiss-based diversified consumer products company Nestle and entertainment leader The Walt Disney Company. Thermo Fisher sells a diversified portfolio of analytic instruments and consumables as well as outsourced services to biopharma, healthcare providers, industrial companies, academic institutions, and government agencies globally. Its stated mission is ‘to enable our customers to make the world healthier, cleaner, and safer’ and its strategy is to develop innovative products and acquire companies with such products that improve its customers’ performance and productivity. Nestle is the largest packaged food company in the world, with its diversified portfolio typically able to cushion category and region specific risks. It has leaned into attractive categories, such as coffee and pet food, where they have #1 and #2 market position. Market share and brand strength will be important in an inflationary environment as companies look to pass on added costs through pricing and preserve margins. The Company has also improved its Environment, Social, and Governance (“ESG”) profile in recent years. Near-term, Disney’s theme park business is poised to rebound back to trend profitability as lock-downs wane. Both the International and Domestic pipeline of new attractions is very strong and should support the economics of this business over our investment horizon post COVID. Longer term, the premium stable of content in entertainment and sports, bodes well for the Company’s ability to be a major player in the streaming market. Its entrance into International markets should be a tailwind to net subscriber adds allowing it to reach its Company targets.

Outlook:

The ultimate effect of the Russian invasion of Ukraine on climate policy remains unknown. The significant dependence on natural gas by European nations, most notably Italy and Germany, presages a very harsh winter, with rationing and other extra-market mechanisms quite likely as national governments attempt to allocate inadequate supplies. We are concerned that efforts to address the systemic long-term challenges of climate change are being sidelined by efforts to address the near-term shortages of natural gas and oil. We would prefer clear policies to increase and incentivize investment in renewable energy sources, and to encourage U.S. fossil fuel energy companies to adopt business models focused on plans for a transition to a low-carbon economy. The recently released Intergovernmental Panel on Climate Change report starkly outlines the issue: human-induced climate change is widespread and intensifying; and any further delay in addressing global climate change will prevent the world from meeting the 1.5 degree goal.

We remain committed as always to our long-term focus on investing in high-quality and sustainability-centered companies seeking to meet the challenges of this year of upheaval, and beyond. Our belief in the importance of ESG is unabated, as we are convinced more than ever of the importance of integrating environmental, social and governance concerns into our investment decisions.

Advocacy:

This past year has been very impactful for Trillium’s Shareholder Advocacy program. We have seen important successes on racial justice, gender equity, climate change, toxic chemical reductions, and many other topics. We have also continued to press forward on issues such as worker empowerment, paid sick leave, and Indigenous People’s rights.

This year Trillium continues to be a leader in pressing companies to conduct racial justice audits. We argue that to address systemic racism, companies need a full review of their businesses inside and out applying a racial justice lens. Trillium and other investors are increasingly seeking assurances via a third-party audit that companies understand racialized impacts in the workplace and on external stakeholders, and have taken account of blind spots while implementing effective programs to address latent problems before they metastasize. In the last few months, several of our shareholder proposals came to a vote and earned remarkably high levels of support including Travelers 47%, and American Water Works 48%. These strong votes will allow us to move to the next stage of our engagements with these companies with the intention of securing commitments on timing, scope, and next steps towards implementing racial justice audits.

Trillium has a long history of engaging companies on the life-cycle impacts of toxic chemicals their impacts on workers, consumers and the communities where they operate. Last winter, we partnered with Parnassus Investments in a new engagement asking WM (formerly Waste Management, Inc.) to address environmental justice concerns. A number of studies have found direct correlations between the placement of high-polluting facilities and the concentration of minority and low-income populations. WM had some environmental justice disclosures and social context around facility placements already in place, but we believed that further strengthening its environmental justice practices and policies was important and necessary. As such, we asked WM to take meaningful steps to assess and rectify racially disparate impacts of its operations. In February, WM took a number of positive steps that were consistent with many of our requests. WM formed an advisory council to oversee environmental justice topics and became the first commercial services company to publish an interactive tool that maps clean technology, pollution, and community demographic data at the facility-level. This level of data consolidation and transparency is a key first step in mitigating disparate impacts of the company’s operations and makes WM a corporate leader on environmental justice. WM continues to work with us to further develop its environmental justice strategy.

As part of our commitment to press companies to take responsibility for their greenhouse gas emissions, Trillium continues its multi-decade leadership on climate change focused shareholder advocacy. At United Parcel Service this year, we  asked the company to adopt independently verified short, medium, and long-term science-based greenhouse gas emissions reduction targets, inclusive of emissions from its full value chain, in order to achieve net-zero emissions by 2050 or sooner and to reach proper emissions reductions prior to 2030, in line with the Paris Agreement. The proposal received a 28% vote at the company’s May annual general meeting, and we believe this will allow us to move forward with meaningful engagement with the company.

Sincerely,

Laura McGonagle	Matthew Patsky
Portfolio Manager	Portfolio Manager

John Quealy	Patrick Wollenberg
Portfolio Manager	Portfolio Manager

Trillium ESG Global Equity Fund

COUNTRY ALLOCATION at June 30, 2022 (Unaudited)

Country	Portfolio Value	Percent of Net Assets

Australia	$9,112,362	1.1%
Belgium	4,986,432	0.6%
Brazil	8,737,923	1.0%
Canada	13,976,997	1.7%
China	6,405,583	0.8%
Colombia	3,840,893	0.5%
Denmark	21,319,817	2.5%
France	39,881,083	4.7%
Germany	25,844,550	3.1%
Hong Kong	11,967,118	1.4%
India	5,240,436	0.6%
Indonesia	4,647,190	0.6%
Ireland	30,009,274	3.6%
Italy	5,922,645	0.7%
Japan	38,547,352	4.6%
Kenya	2,735,004	0.3%
Mexico	4,148,591	0.5%
Netherlands	11,079,579	1.3%
Norway	6,979,195	0.8%
Peru	4,449,860	0.5%
Portugal	4,729,391	0.6%
Republic of Korea	5,709,472	0.7%
Singapore	6,706,470	0.8%
Spain	18,473,060	2.2%
Sweden	14,433,067	1.7%
Switzerland	40,122,796	4.8%
Taiwan	7,344,011	0.9%
United Kingdom	33,009,769	3.9%
United States	452,519,136	53.8%
Liabilities in Excess
of Other Assets	(2,227,317)	(0.3)%
	$840,651,739	100.0%

Trillium ESG Global Equity Fund – Retail Class

Value of $10,000 vs MSCI ACWI Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2022

	1 Year	5 Year	10 Year	Value
Global Equity Fund – Retail Class	-17.94%	8.94%	9.72%	$25,282
MSCI ACWI Index	-15.75%	7.00%	8.76%	$23,154

This chart illustrates the performance of a hypothetical $10,000 investment made on June 30, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable for the Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-209-1962.

Trillium ESG Global Equity Fund – Institutional Class

Value of $100,000 vs MSCI ACWI Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2022

	1 Year	5 Year	10 Year	Value
Global Equity Fund – Institutional Class	-17.70%	9.25%	10.02%	$259,941
MSCI ACWI Index	-15.75%	7.00%	8.76%	$231,541

This chart illustrates the performance of a hypothetical $100,000 investment made on June 30, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable for the Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-209-1962.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2022

Shares		Value
COMMON STOCKS: 96.1%

Automobiles & Components: 1.9%
62,255	Aptiv PLC
	(Ireland) (a)	$5,545,053
158,910	BYD Co. Ltd.
	(China)	6,405,583
161,760	Cie Generale des
	Etablissements
	Michelin SCA
	(France)	4,417,842
		16,368,478
Banks: 6.5%
16,640,740	Bank Rakyat
	Indonesia Persero
	Tbk PT (Indonesia)	4,647,190
37,110	Credicorp Ltd.
	(Peru)	4,449,860
385,515	DNB Bank ASA
	(Norway)	6,979,195
7,499,000	Equity Group
	Holdings Ltd.
	(Kenya)	2,735,004
742,225	Grupo Financiero
	Banorte SAB de CV
	(Mexico)	4,148,591
249,255	Hang Seng Bank
	Ltd. (Hong Kong)	4,417,022
95,350	HDFC Bank Ltd. –
	ADR (India)	5,240,436
88,630	KBC Group NV
	(Belgium)	4,986,432
40,940	PNC Financial
	Services Group, Inc.
	(United States)	6,459,104
152,700	Sumitomo Mitsui
	Trust Holdings,
	Inc. (Japan)	4,719,341
13,920	SVB Financial Group
	(United States) (a)	5,498,261
		54,280,436
Capital Goods: 8.2%
272,555	Assa Abloy AB –
	Class B (Sweden)	5,816,336
487,440	Atlas Copco AB –
	Class A (Sweden)	4,562,460
59,800	Daifuku Co. Ltd.
	(Japan)	3,422,369
52,070	Ferguson PLC
	(Switzerland)	5,833,013
24,190	Generac
	Holdings, Inc.
	(United States) (a)	5,093,930
66,475	Kingspan Group
	PLC (Ireland)	3,997,233
132,900	Kurita Water
	Industries Ltd.
	(Japan)	4,810,767
104,500	Nidec Corp. (Japan)	6,475,539
83,415	Quanta Services,
	Inc. (United States)	10,455,236
23,265	Rockwell
	Automation, Inc.
	(United States)	4,636,947
50,355	Siemens AG
	(Germany)	5,176,339
38,775	Trane Technologies
	PLC (Ireland)	5,035,709
49,885	Xylem, Inc.
	(United States)	3,900,009
		69,215,887
Commercial & Professional Services: 2.2%
60,930	Intertek Group
	(United Kingdom)	3,131,787
216,000	Recruit Holdings
	Co. Ltd. (Japan)	6,361,296
56,495	Waste Management,
	Inc. (United States)	8,642,605
		18,135,688
Consumer Durables & Apparel: 2.6%
36,560	EssilorLuxottica SA
	(France)	5,500,029
8,310	Kering SA (France)	4,306,484
249,255	Levi Strauss & Co. –
	Class A
	(United States)	4,067,842
77,780	Nike, Inc. – Class B
	(United States)	7,949,116
		21,823,471

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2022, Continued

Shares		Value
Consumer Services: 2.1%
49,567	Bright Horizons
	Family Solutions,
	Inc. (United
	States) (a)	$4,189,403
37,500	Marriott
	International,
	Inc. – Class A
	(United States)	5,100,375
105,401	Starbucks Corp.
	(United States)	8,051,582
		17,341,360
Diversified Financials: 3.6%
149,572	Bank of New York
	Mellon Corp.
	(United States)	6,238,648
122,604	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT
	(United States) (d)	4,641,787
65,360	Intercontinental
	Exchange, Inc.
	(United States)	6,146,454
33,600	LPL Financial
	Holdings, Inc.
	(United States)	6,198,528
16,610	MSCI, Inc.
	(United States)	6,845,812
		30,071,229
Food & Staples Retailing: 1.3%
218,161	Jeronimo Martins,
	SGPS, SA
	(Portugal)	4,729,391
231,525	Koninklijke Ahold
	Delhaize NV
	(Netherlands)	6,026,394
		10,755,785
Food, Beverage & Tobacco: 3.9%
63,145	Danone SA
	(France)	3,536,273
64,285	Darling
	Ingredients, Inc.
	(United States) (a)	3,844,243
71,474	Kerry Group
	PLC – Class A
	(Ireland)	6,835,235
95,120	McCormick & Co.,
	Inc. (United States)	7,918,740
92,000	Nestle SA
	(Switzerland)	10,752,294
		32,886,785
Health Care Equipment & Services: 4.4%
31,020	Cochlear Ltd.
	(Australia)	4,258,820
29,915	Coloplast A/S –
	Class B (Denmark)	3,418,078
115,215	CVS Health Corp.
	(United States)	10,675,822
83,085	Edwards Lifesciences
	Corp. (United
	States) (a)	7,900,553
46,000	Straumann Holding
	AG (Switzerland)	5,541,442
90,200	Sysmex Corp.
	(Japan)	5,442,729
		37,237,444
Household & Personal Products: 3.0%
155,095	Essity AB – Class B
	(Sweden)	4,054,271
82,100	Kao Corp. (Japan)	3,329,112
19,067	L’Oreal (France) (a)	6,620,196
237,309	Unilever PLC
	(United Kingdom)	10,778,712
		24,782,291
Insurance: 3.3%
690,985	AIA Group Ltd.
	(Hong Kong)	7,550,096
36,467	Allianz SE
	(Germany)	6,991,129
1,010,310	Aviva PLC (United
	Kingdom) (a)	4,948,769
49,320	The Travelers
	Companies, Inc.
	(United States)	8,341,492
		27,831,486

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2022, Continued

Shares		Value
Materials: 5.3%
53,614	Air Liquide SA
	(France) (a)	$7,216,627
97,235	Ball Corp.
	(United States)	6,686,851
61,965	Croda
	International PLC
	(United Kingdom)	4,897,839
49,368	Ecolab, Inc.
	(United States)	7,590,824
930,675	Klabin SA – ADR
	(Brazil)	3,592,207
35,275	Koninklijke DSM
	NV (Netherlands)	5,053,185
93,315	Novozymes A/S –
	Class B (Denmark)	5,615,972
16,280	Sika AG
	(Switzerland)	3,758,031
		44,411,536
Media & Entertainment: 3.9%
12,175	Alphabet, Inc. –
	Class A (United
	States) (a)	26,532,490
70,000	The Walt Disney Co.
	(United States) (a)	6,608,000
		33,140,490
Pharmaceuticals, Biotechnology &
Life Sciences: 8.7%
26,140	CSL Ltd. (Australia)	4,853,542
133,630	Dechra
	Pharmaceuticals
	PLC (United
	Kingdom)	5,634,552
96,990	Gilead Sciences, Inc.
	(United States)	5,994,952
13,295	Illumina, Inc.
	(United States) (a)	2,451,066
116,280	Merck & Co., Inc.
	(United States)	10,601,248
33,230	Merck KGaA
	(Germany)	5,636,540
110,780	Novo-Nordisk A/S –
	Class B (Denmark)	12,285,767
16,305	Thermo Fisher
	Scientific, Inc.
	(United States)	8,858,180
28,500	Roche Holdings AG
	(Switzerland)	9,527,546
22,490	Waters Corp.
	(United States) (a)	7,443,740
		73,287,133
Real Estate: 3.2%
30,530	American Tower
	Corp. – REIT
	(United States)	7,803,163
2,436,660	Capitaland Ltd.
	(Singapore)	6,706,470
170,445	Daiwa House
	Industry Co. Ltd.
	(Japan)	3,986,199
32,090	Jones Lang LaSalle,
	Inc. (United
	States) (a)	5,611,257
62,045	Unibail-Rodamco-
	Westfield – REIT
	(France) (a)	3,154,376
		27,261,465
Retailing: 4.2%
290,955	Industria de Diseno
	Textil SA (Spain)	6,612,117
72,576	Target Corp.
	(United States)	10,249,908
132,320	The TJX Companies,
	Inc. (United States)	7,390,072
38,380	Tractor Supply Co.
	(United States)	7,439,963
210,485	WH Smith PLC
	(United Kingdom)	3,618,110
		35,310,170
Semiconductors & Semiconductor: 4.6%
90,751	Applied Materials,
	Inc. (United States)	8,256,526
162,405	Infineon
	Technologies AG
	(Germany)	3,950,603

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2022, Continued

Shares		Value
Semiconductors & Semiconductor (Continued)
63,120	NVIDIA Corp.
	(United States)	$9,568,361
89,835	Taiwan
	Semiconductor
	Manufacturing Co.
	Ltd. SA – ADR
	(Taiwan)	7,344,011
59,311	Texas
	Instruments, Inc.
	(United States)	9,113,135
		38,232,636
Software & Services: 9.5%
30,960	Accenture PLC –
	Class A (Ireland)	8,596,044
22,740	Adobe Systems, Inc.
	(United States) (a)	8,324,204
90,315	Amadeus IT
	Holding SA
	(Spain)	5,057,134
138,475	Dassault Systemes
	SE (France)	5,129,256
127,005	Microsoft Corp.
	(United States)	32,618,694
72,200	PayPal Holdings,
	Inc. (United
	States) (a)	5,042,448
44,870	SAP SE (Germany)	4,089,939
54,634	Visa, Inc. – Class A
	(United States)	10,756,888
		79,614,607
Technology Hardware & Equipment: 6.3%
278,818	Apple, Inc.
	(United States)	38,119,997
147,345	Cisco Systems, Inc.
	(United States)	6,282,791
33,090	IPG Photonics
	Corp. (United
	States) (a)	3,114,762
13,845	Samsung SDI Co.
	Ltd. (Republic
	of Korea)	5,709,472
		53,227,022
Telecommunication Services: 1.8%
147,345	BCE, Inc. (Canada)	7,242,478
148,445	Verizon
	Communications,
	Inc. (United
	States)	7,533,584
		14,776,062
Transportation: 2.8%
96,415	Canadian Pacific
	Railway Ltd.
	(Canada)	6,734,519
19,825	Kuehne + Nagel
	International AG
	(Switzerland)	4,710,470
65,425	United Parcel
	Service, Inc. –
	Class B
	(United States)	11,942,680
		23,387,669
Utilities: 2.8%
49,530	American Water
	Works Co., Inc.
	(United States)	7,368,578
288,020	EDP Renovaveis SA
	(Spain)	6,803,809
764,380	Interconexion
	Electrica SA ESP
	(Colombia)	3,840,893
753,300	Terna Rete Elettrica
	Nazionale SpA
	(Italy)	5,922,645
		23,935,925
TOTAL COMMON STOCKS
(Cost $591,399,678)		807,315,055

PREFERRED STOCKS: 0.6%

Banks: 0.6%
1,202,270	Itau Unibanco
	Holding SA –
	ADR (Brazil) (b)	5,145,716
TOTAL PREFERRED STOCKS
(Cost $6,027,712)		5,145,716

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2022, Continued

Shares	Value
SHORT-TERM INVESTMENTS: 3.1%

Money Market Funds: 3.1%
25,866,647	Invesco –
Government &
Agency Portfolio –
Institutional Class,
1.377% (United
States) (c)	$25,866,647
TOTAL SHORT-TERM
INVESTMENTS
(Cost $25,866,647)	25,866,647

INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 0.5%

Money Market Funds: 0.5%
4,551,638	First American
Government
Obligations Fund,
Class X, 1.289%
(United States) (c)	4,551,638
TOTAL INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING
(Cost 4,551,638)	4,551,638

TOTAL INVESTMENTS
IN SECURITIES: 100.3%
(Cost $627,845,675)	842,879,056
Liabilities in Excess of
Other Assets: (0.3)%	(2,227,317)
TOTAL NET ASSETS: 100.0%	$840,651,739

(a)	Non-income producing security.
(b)	There is currently no dividend rate available.
(c)	Annualized seven-day effective yield as of June 30, 2022.
(d)	All or a portion of this security is out on loan as of June 30, 2022. Total value of securities out on loan is $4,595,333 or 0.5% of net assets.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

Dear Shareholders,

For the 12 month period ended June 30, 2022, the Trillium ESG Small/Mid Cap Institutional Fund (the “Fund” or “SMID Fund”) declined 17.16% on a net-of-fees basis, while its benchmark, the S&P 1000® Index, declined 15.31%.

Performance as of	6	1	3	5	Since Inception
June 30, 2022	Months	Year	Year	Year	August 31, 2015
Institutional (TSMDX)	-24.45%	-17.16%	5.79%	6.46%	7.04%
S&P 1000®	-19.36%	-15.31%	7.00%	7.08%	9.01%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 209-1962. Performance data shown does not reflect the 2.00% redemption fee imposed by the fund on shares redeemed within 90 days of purchase. If it had, total return would be reduced.

Expense Ratio*
Gross	1.77%
Net	0.98%

*
Gross expense ratio is from SMID Fund’s prospectus dated October 31, 2021. See the SMID Fund’s Financial Highlights in this report for the most current expense ratios. The Adviser has contractually agreed to waive certain fees through October 31, 2022. The net expense ratio is applicable to investors.

During the last 12 months, traditional fossil fuel- based Energy was the benchmark’s best performing sector, returning 19.7% vs the benchmark decline of 15.31%, and was the only sector with meaningful positive returns in the past 12 months. The very strong performance of Energy and fossil-based commodities, particularly after the advent of the Russian invasion of Ukraine, reflected geopolitical challenges and supply chain realities. The sharp spike in commodity prices came as western governments quickly pressured global fossil fuel companies to boycott Russian product, and represents the scramble as market participants acknowledged the interconnectedness of the global fossil fuel market.

Much of the year was shaped by the tension between stubbornly high prices and softening economic data. Earlier in the year, geopolitical concerns continued to dominate the market mood, and value, continued to outperform growth. In recent months, however, economic concerns, particularly rampant inflation, began to dominate headlines. The Federal Reserve became increasingly hawkish, raising the Federal Funds rate by 0.50% in May and another 0.75% in June, while indicating that another 0.75% increase was likely in July. At the same time, economic data started to soften, including new home construction and consumer spending, and companies began to signal slower sales and reduced expectations. At present, we expect economic growth to slow throughout the year, reflecting both last year’s decreases in fiscal stimulus and current tightening of financial conditions. In the meantime, we note that the actions we would take to position our portfolios would be similar in either a slowdown or recession and conclude that we are adequately positioned for a more risk-off market.

Relative to the S&P 1000®, the contribution from sector weighting was negative for the year hurt primarily by our underweight to the strongly performing fossil-fuel based Energy sector. On balance, the allocation effect from all other sectors was slightly positive relative to the benchmark. Stock selection was negative, with strong contribution from Industrials, Financials and Consumer Staples not enough to offset the drag from Consumer Discretionary, Information Technology and Healthcare sectors.

Performance Leaders (LTM):

Quanta services (38.70%), a provider of specialty contracting services to the utility, energy and communication industries was a top contributor for the year driven by continued strong execution across its end segments. Its core business continues to perform well with utilities undertaking grid hardening and modernization projects. Additionally, its recent acquisition of Blattner, one of the largest and leading utility-scale renewable energy infrastructure solutions providers in North America, further strengthens the company’s position as a market leader among specialty contractors in solar and wind generation in our view.

LPL Financial Holdings (37.49%) benefited from rapidly changing equity and fixed income market dynamics, with investors looking to rotate out of banks while also wanting to maintain exposure to rising rates. Beyond the rate cycle, this Company continues to be a secular winner as their superior technology offerings and platform attract high volumes of new assets and support advisors. Additionally the company’s cash sweep program is able to adjust rapidly to rising rates, growing interest income as rates ratchet up.

Performance Laggards (LTM):

Stitch Fix Inc. (-91.81%) has stumbled along with many of its online apparel peers after under- delivering on active client growth, along with a change in its business model creating shorter-term cannibalization. We conclude these hiccups are temporary and solvable as the company pivots to a business model with a much larger Total Available Market (TAM). As the broader market penalizes growth-centric stocks in the current rising rate environment, we remain patient yet watchful given shares may remain range-bound nearer-term, until signs of client growth returns.

Shares in IPG Photonics Corporation (-55.34%) have experienced downward pressure that was largely tied to the geopolitical situation of the Russian war, as the company has manufacturing based in Russia. While the U.S.-based company has pledged to work towards moving manufacturing to other countries over the coming months, we continue to monitor the situation. Longer term, we believe the secular growth trends for IPG’s Laser products are still intact driven by major macro trends such as automation, miniaturization, and sustainability.

Portfolio Positioning

As longer term-investors, we tend not to make significant changes based on near term outlooks. Consequently, in the first half of 2022, assessing the various and intertwined political and economic challenges facing the equities market, we added slightly more to defensive stocks in the portfolio and tilted less cyclically. At the same time we feel that the fears of recession have already notably discounted certain stocks and created valuation dislocation opportunities for us to add to existing holdings in companies we have long term conviction in, as well as initiate stakes in new stocks.

With that in mind we added to existing holding Omnicell, one of the market leaders in providing medication management and pharmacy medication dispensing equipment. We conclude the more recent pressure on the stock due to COVID-related supply chain issues are temporary. We took advantage of the weakness in the stock price for LHC Group in the first quarter and added to existing positions given strong secular drivers for home health and hospice care. Somewhat unexpectedly, the company announced its intention to be acquired by insurer United Health at the end of the quarter. Indiscriminate selling in the consumer discretionary sector, particularly for stocks with a growth tilt, punished premium footwear leader, Deckers Outdoor, and gave us an opportunity to add to our existing position. Similarly we believe Bright Horizons has been severely punished even as full-service occupancy for its day care centers is ticking up sequentially. We initiated a position in SolarEdge Technologies, taking advantage of weakness in the stock earlier in the first quarter. SolarEdge is a provider of key enabling energy technologies, including solar inverters and energy storage batteries, for residential and commercial solar power. Driven by outlook and valuation, we sold out of our position in BJ’s Restaurants and added to Lamb Weston for restaurant exposure. We exited our position in Hanesbands and initiated a new position in Levi Strauss which, we believe, continues to be well-positioned with the retail consumer, particularly given the benefits of its increasingly global footprint. We took profits in commercial property Real Estate Investment Trust (“REIT”) Jones Lang LaSalle and added to the more defensive LTC Properties, a healthcare REIT that manages seniors housing, skilled nursing, and assisted living facilities.

Finally, in such challenging and difficult times as these, companies will be increasingly distinguished by the quality and integrity of their management, and by management’s attention to evolving social and environmental considerations. This is all the more true as we see long-established regulatory and legal frameworks challenged and in some cases, dismantled. The growing environmental, social, and policy challenges facing the world make it increasingly imperative that we, as shareholders, engage our companies in creating the transition to a lower carbon economy and recognizing the human rights and dignity of their workers. We expect our companies to act with integrity and purpose, and to take leading roles in creating alternative mechanisms, through legislation or internal policies, to protect the needs and concerns of their employees, communities, and planet.

Advocacy:

This past year has been very impactful for Trillium’s Shareholder Advocacy program. We have seen important successes on racial justice, gender equity, climate change, toxic chemical reductions, and many other topics. We have also continued to press forward on issues such as worker empowerment, paid sick leave, and Indigenous People’s rights.

At Ormat Technologies, Trillium successfully withdrew its proposal this winter following the company’s commitment to expand gender diversity in its director ranks by the June 2022 Annual Meeting. The company also committed to revise its Corporate Governance Guidelines such that its commitment to assemble a diverse slate including diversity of age, gender, ethnicity, and race for each candidate pool for open board and senior leadership seats is clearly stated, and an agreement to publish a Board diversity matrix in its 2022 proxy statement. On June 3rd, the company newly elected two highly qualified women, Michal Marom and Karin Corfee, to its board making the board one-third female.

Revisiting our engagements with Middleby in 2017-2019 which centered on the company’s ESG materiality assessments and disclosures, we successfully withdrew our shareholder proposal in the spring after the company agreed to disclose estimated 2023 scope 3 emissions by the end of 2024; to send a letter of commitment to the Science Based Targets Initiative by the end of 2023; and to commit internal resources to set a science-based greenhouse gas emissions reduction target verified by the Science Based Targets Initiative by the end of 2025.

Trillium continues to find success in helping companies accelerate corporate chemical strategies away from hazardous chemicals and toward safer alternatives. In March, we successfully withdrew our chemical footprint shareholder proposal at Burlington Stores following the company’s commitment to set time bound targets to reduce its chemical footprint in its own operations and retain a chemical footprint consulting expert to establish a strategy to address the chemical footprint of certain merchandise vendors. In April, Burlington disclosed a Chemical Management Program on its website, which includes its Chemical Compliance Manual, Restricted Substance List (RSL), and a stated commitment to guide vendors on identifying chemicals of concern and seeking alternatives.

Sincerely,

Laura McGonagle	Mitali Prasad	Elizabeth Levy
Portfolio Manager	Portfolio Manager	Portfolio Manager

Trillium ESG Small/Mid Cap Fund

SECTOR ALLOCATION at June 30, 2022 (Unaudited)

Sector	Percent of Net Assets

Industrials	20.7%
Financials	16.4%
Information Technology	14.4%
Consumer Discretionary	11.8%
Health Care	10.4%
Real Estate	7.5%
Consumer Staples	6.5%
Materials	5.6%
Utilities	3.5%
Communication Services	1.3%
Cash & Equivalents (a)	1.9%
Total	100.0%

(a)	Represents cash, short-term securities and liabilities in excess of other assets.

Trillium ESG Small/Mid Cap Fund

Value of $100,000 vs S&P 1000® Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2022

			Since
			Inception
	1 Year	5 Year	8/31/2015	Value
SMID Fund	-17.16%	6.46%	7.04%	$159,139
S&P 1000® Index	-15.31%	7.08%	9.01%	$180,251

This chart illustrates the performance of a hypothetical $100,000 investment made on August 31, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital for the Fund and dividends for an index, but does not reflect redemption fees.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-209-1962. Performance data shown does not reflect the 2.00% redemption fee imposed by the fund on shares redeemed within 90 days of purchase. If it had, total return would be reduced.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2022

Shares		Value
COMMON STOCKS: 98.2%

Banks: 7.3%
9,410	East West
	Bancorp, Inc.	$609,768
6,250	Live Oak
	Bancshares, Inc.	211,813
8,455	Sandy Spring
	Bancorp, Inc.	330,337
29,370	Umpqua
	Holdings Corp.	492,535
18,245	Webster
	Financial Corp.	769,027
		2,413,480
Capital Goods: 14.0%
5,635	AO Smith Corp.	308,122
8,909	Hexcel Corp.	466,030
6,058	Lincoln Electric
	Holdings, Inc.	747,315
4,000	Middleby Corp. (a)	501,440
9,272	Quanta Services, Inc.	1,162,153
3,258	Trex Co, Inc. (a)	177,300
11,053	Wabtec Corp.	907,230
4,816	Xylem, Inc.	376,515
		4,646,105
Commercial & Professional Services: 4.4%
4,320	ManpowerGroup, Inc.	330,091
3,169	MSA Safety, Inc.	383,671
5,353	Tetra Tech, Inc.	730,952
		1,444,714
Consumer Durables & Apparel: 4.5%
3,584	Deckers Outdoor
	Corp. (a)	915,174
16,925	Levi Strauss &
	Co. – Class A	276,216
4,004	Meritage Homes
	Corp. (a)	290,290
		1,481,680
Consumer Services: 1.6%
293	BJ’s Restaurants,
	Inc. (a)	6,352
6,384	Bright Horizons
	Family Solutions,
	Inc. (a)	539,576
		545,928
Diversified Financials: 4.4%
5,472	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT	207,170
4,751	LPL Financial
	Holdings, Inc.	876,464
6,792	Stifel Financial Corp.	380,488
		1,464,122
Food & Staples Retailing: 2.3%
12,506	BJ’s Wholesale Club
	Holdings, Inc. (a)	779,374

Food, Beverage & Tobacco: 2.9%
2,295	Freshpet, Inc. (a)	119,088
11,898	Lamb Weston
	Holdings, Inc.	850,230
		969,318
Health Care Equipment & Services: 6.6%
4,512	LHC Group, Inc. (a)	702,699
9,121	Omnicell, Inc. (a)	1,037,514
1,463	Penumbra, Inc. (a)	182,173
916	West Pharmaceutical
	Services, Inc.	276,971
		2,199,357
Household & Personal Products: 1.3%
4,574	Church & Dwight
	Co., Inc.	423,827
Insurance: 4.7%
4,807	Hanover Insurance
	Group, Inc.	703,023
10,326	Horace Mann
	Educators Corp.	396,312
3,837	Reinsurance Group
	America, Inc.	450,042
		1,549,377

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2022, Continued

Shares		Value
Materials: 5.6%
6,552	Ingevity Corp. (a)	$413,693
10,247	Minerals
	Technologies, Inc.	628,552
4,336	Sensient
	Technologies Corp.	349,308
8,306	Sonoco Products Co.	473,774
		1,865,327
Media & Entertainment: 1.3%
15,177	New York Times
	Co. – Class A	423,438

Pharmaceuticals, Biotechnology &
Life Sciences: 2.8%
4,488	Azenta, Inc.	323,585
10,149	NanoString
	Technologies,
	Inc. (a)	128,892
11,387	Syneos Health,
	Inc. (a)	816,220
		1,268,697
Real Estate: 7.6%
14,239	Acadia Realty
	Trust – REIT	222,413
4,912	Camden Property
	Trust – REIT	660,566
3,374	EastGroup Properties,
	Inc. – REIT	520,709
12,922	Host Hotels &
	Resorts, Inc. – REIT	202,617
2,837	Jones Lang
	LaSalle, Inc.	496,078
10,500	LTC Properties,
	Inc. – REIT	403,095
		2,505,478
Retailing: 5.7%
2,238	Burlington
	Stores, Inc. (a)	304,883
13,038	LKQ Corp.	640,035
14,022	Stitch Fix, Inc. –
	Class A (a)	69,269
4,546	Tractor Supply Co.	881,242
		1,895,429
Semiconductors & Semiconductor
Equipment: 5.8%
19,044	Allegro MicroSystems,
	Inc. (a)	394,020
4,428	First Solar, Inc. (a)	301,680
1,187	SolarEdge
	Technologies,
	Inc. (a)	324,858
9,280	Wolfspeed, Inc. (a)	588,816
		1,609,374
Software & Services: 5.4%
7,096	Blackbaud, Inc. (a)	412,065
3,156	CyberArk Software
	Ltd. – ADR (a)	403,842
2,035	Paylocity Holding
	Corp. (a)	354,945
8,428	Zendesk, Inc. (a)	624,261
		1,795,113
Technology Hardware & Equipment: 4.2%
4,457	IPG Photonics
	Corp. (a)	419,537
2,036	Rogers Corp. (a)	533,616
7,440	Trimble, Inc. (a)	433,231
		1,386,384
Transportation: 2.3%
4,873	JB Hunt Transport
	Services, Inc.	767,351

Utilities: 3.5%
7,402	Avista Corp.	322,061
6,319	Essential
	Utilities, Inc.	289,726
6,814	Ormat
	Technologies, Inc.	533,877
		1,145,664
TOTAL COMMON STOCKS
(Cost $34,829,313)		32,579,537

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2022, Continued

Shares	Value
SHORT-TERM INVESTMENTS: 1.9%

Money Market Funds: 1.9%
625,994	Invesco-
Government &
Agency Portfolio –
Institutional Class, 1.377% (b)
$625,994
TOTAL SHORT-TERM INVESTMENTS
(Cost $625,994)	625,994

TOTAL INVESTMENTS
IN SECURITIES: 100.1%
(Cost $35,455,307)	33,205,531
Liabilities in Excess
of Other Assets: (0.1)% (c)	(28,669)
TOTAL NET ASSETS: 100.0%	$33,176,862

(a)	Non-income producing security.
(b)	Annualized seven-day effective yield as of June 30, 2022.
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2022

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund(a)	Cap Fund
ASSETS
Investments in securities, at value (a)
(cost $$627,845,675 and $35,455,307)	$842,879,056	$33,205,531
Receivables:
Dividends and interest	2,002,073	16,013
Fund shares sold	671,799	—
Securities lending income, net	858	—
Receivable for Investments Sold	736,909	—
Prepaid expenses	28,812	15,141
Total assets	846,319,507	33,236,685

LIABILITIES
Payables:
Payable for collateral received
for securities loaned	4,551,638	—
Fund shares redeemed	238,680	—
Investment advisory fees, net	556,210	9,670
Administration fees	83,880	9,549
Custody fees	51,222	2,217
Fund accounting fees	27,341	5,284
Audit fees	26,500	23,600
Distribution fees	37,631	—
Transfer agent fees	56,892	4,565
Chief Compliance Officer fees	2,084	2,083
Trustee fees	676	373
Other accrued expenses	35,014	2,482
Total liabilities	5,667,768	59,823
NET ASSETS	$840,651,739	$33,176,862

COMPONENTS OF NET ASSETS
Paid-in capital	$600,853,127	$34,749,818
Total distributable (accumulated)
earnings (losses)	239,798,612	(1,572,956)
Net assets	$840,651,739	$33,176,862

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2022, Continued

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund(a)	Cap Fund
Retail Class
Net assets	$232,539,022	$—
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	4,411,661	—
Net asset value, offering price,
and redemption price per share	$52.71	$—
Institutional Class
Net assets	$608,112,717	$33,176,862
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	11,582,813	2,416,219
Net asset value, offering price,
and redemption price per share	$52.50	$13.73

(a)	Includes loaned securities with a market value of $4,595,333.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF OPERATIONS For the year ended June 30, 2022

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund	Cap Fund
INCOME
Dividend income (net of foreign withholding
tax and issuance fees of $1,405,369 and $—)	$15,963,156	303,437
Dividends from affiliated investments	—	—
Interest	44,544	966
Income from securities lending, net	4,240	—
Other income	2,133	1,200
Total investment income	16,014,073	305,603

EXPENSES
Investment advisory fees	8,298,507	267,575
Distribution fees – Retail Class	721,761	—
Administration fees	477,487	56,956
Transfer agent fees	266,339	27,584
Custody fees	318,011	10,850
Fund accounting fees	183,876	31,516
Sub-transfer agent fees	148,532	—
Registration fees	64,403	15,487
Miscellaneous expenses	45,400	4,926
Reports to shareholders	93,437	3,040
Audit fees	26,500	23,600
Trustees fees	30,089	16,679
Chief Compliance Officer fees	12,500	12,500
Legal fees	8,633	7,980
Insurance expenses	12,024	5,184
Interest expenses	—	172
Total expenses	10,707,499	484,049
Less: fees waived and expenses absorbed	—	(134,419)
Net expenses	10,707,499	349,630
Net investment income (loss)	5,306,574	(44,027)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
and foreign currency transactions	23,404,366	1,914,191
Net change in unrealized
appreciation/depreciation on:
Investments	(213,152,749)	(8,988,350)
Translation of other assets and
liabilities in foreign currency	(71,524)	—
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	(189,819,907)	(7,074,159)
Net decrease in net assets
resulting from operations	$(184,513,333)	$(7,118,186)

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$5,306,574	$2,222,798
Net realized gain (loss) on investments
and foreign currency transactions	23,404,366	37,070,996
Net change in unrealized appreciation/depreciation
on investments and translation of other assets
and liabilities in foreign currency	(213,224,273)	234,158,085
Net increase (decrease) in net assets
resulting from operations	(184,513,333)	273,451,879

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders –
Retail Class	(8,396,385)	(5,010,392)
Net distributions to shareholders –
Institutional Class	(20,850,857)	(10,016,263)
Total distributions to shareholders	(29,247,242)	(15,026,655)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from
net change in outstanding shares – Retail Class[1]	(1,545,684)	(14,952,446)
Net increase (decrease) in net assets derived from
net change in outstanding shares –
Institutional Class[2]	139,062,000	94,965,705
Total increase (decrease) in net assets
from capital share transactions	137,516,316	80,013,259
Total increase (decrease) in net assets	(76,244,259)	338,438,483

NET ASSETS
Beginning of year	916,895,998	578,457,515
End of year	$840,651,739	$916,895,998

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

[1]	Summary of capital share transactions for Retail Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2022		June 30, 2021
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	756,645	$50,245,595	492,644	$28,225,163
Shares issued in
reinvestment
of distributions	121,384	8,148,498	84,141	4,847,352
Shares redeemed	(934,440)	(59,939,777)	(844,590)	(48,024,961)
Net increase (decrease)	(56,411)	$(1,545,684)	(267,805)	$(14,952,446)

[2]	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2022		June 30, 2021
	Shares	Amount	Shares	Amount
Institutional Class:
Shares sold	3,420,132	$220,091,817	2,937,899	$171,563,974
Shares issued in
reinvestment
of distributions	268,469	17,922,969	147,312	8,439,499
Shares redeemed	(1,574,709)	(98,952,786)	(1,491,092)	(85,037,768)
Net increase (decrease)	2,113,892	$139,062,000	1,594,119	$94,965,705

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(44,027)	$(30,896)
Net realized gain (loss) on investments	1,914,191	1,148,293
Net change in unrealized
appreciation/depreciation on investments	(8,988,350)	7,108,732
Net increase (decrease) in net assets
resulting from operations	(7,118,186)	8,226,129

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	(858,444)	(23,636)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares –
Institutional Class[1]	9,442,548	9,487,330
Total increase (decrease) in net assets
from capital share transactions	9,442,548	9,487,330
Total increase (decrease) in net assets	1,465,918	17,689,823

NET ASSETS
Beginning of year	31,710,944	14,021,121
End of year	$33,176,862	$31,710,944

[1]	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2022		June 30, 2021
	Shares	Amount	Shares	Amount
Shares sold	800,161	$13,374,943	780,544	$12,047,698
Shares issued in
reinvestment
of distributions	49,724	833,870	1,424	20,373
Shares redeemed[2]	(303,039)	(4,766,265)	(186,640)	(2,580,741)
Net increase (decrease)	546,846	$9,442,548	595,328	$9,487,330

[2]	Net of redemption fees of $1,808 and $687, respectively.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Retail Class

	Year Ended June 30,
	2022	2021	2020	2019	2018
Net asset value,
beginning of year	$65.97	$45.99	$44.81	$43.21	$39.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)1	0.20	0.06	0.10	0.23	0.30
Net realized and unrealized
gain (loss) on investments	(11.64)	21.00	2.19	3.09	4.52
Total from investment operations	(11.44)	21.06	2.29	3.32	4.82

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.03)	(0.07)	(0.24)	(0.25)	(0.17)
Distributions from
net realized gain	(1.79)	(1.01)	(0.87)	(1.47)	(0.88)
Total distributions	(1.82)	(1.08)	(1.11)	(1.72)	(1.05)
Net asset value, end of year	$52.71	$65.97	$45.99	$44.81	$43.21
Total return	(17.94)%	46.14%	5.02%	8.52%	12.28%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$232.5	$297.8	$217.8	$239.3	$242.4
Portfolio turnover rate	7%	10%	11%	16%	12%

SUPPLEMENTAL DATA:
Ratio of expenses
to average net assets	1.30%	1.30%	1.30%	1.33%	1.34%
Ratio of net investment income
to average net assets	0.30%	0.11%	0.22%	0.55%	0.70%

[1]	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class

	Year Ended June 30,
	2022	2021	2020	2019	2018
Net asset value,
beginning of year	$65.70	$45.80	$44.61	$43.05	$39.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.41	0.23	0.22	0.37	0.43
Net realized and unrealized
gain (loss) on investments	(11.61)	20.89	2.20	3.03	4.50
Total from investment operations	(11.20)	21.12	2.42	3.40	4.93

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.21)	(0.21)	(0.36)	(0.37)	(0.34)
Distributions from
net realized gain	(1.79)	(1.01)	(0.87)	(1.47)	(0.88)
Total distributions	(2.00)	(1.22)	(1.23)	(1.84)	(1.22)
Net asset value, end of year	$52.50	$65.70	$45.80	$44.61	$43.05
Total return	(17.70)%	46.52%	5.34%	8.81%	12.59%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$608.1	$622.1	$360.6	$319.9	$261.9
Portfolio turnover rate	7%	10%	11%	16%	12%

SUPPLEMENTAL DATA:
Ratio of expenses
to average net assets	1.01%	1.02%	1.03%	1.05%	1.07%
Ratio of net investment income
(loss) to average net assets	0.65%	0.40%	0.49%	0.87%	1.00%

[1]	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class

	Year Ended June 30,
	2022	2021	2020	2019	2018
Net asset value,
beginning of year	$16.96	$11.01	$12.36	$12.97	$11.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	(0.02)	0.04	0.05	0.00 [2]
Net realized and unrealized
gain (loss) on investments	(2.82)	5.99	(0.90)	(0.13)	1.73
Total from investment operations	(2.84)	5.97	(0.86)	(0.08)	1.73

LESS DISTRIBUTIONS:
Distributions from
net investment income	—	(0.02)	(0.05)	(0.02)	—
Distributions from
net realized gain	(0.39)	—	(0.45)	(0.51)	(0.22)
Total distributions	(0.39)	(0.02)	(0.50)	(0.53)	(0.22)
Proceeds from redemption fees	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]
Net asset value, end of year	$13.73	$16.96	$11.01	$12.36	$12.97
Total return	(17.16)%	54.23%	(7.34)%	0.32%	15.14%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$33.2	$31.7	$14.0	$19.9	$17.0
Portfolio turnover rate	21%	20%	35%	27%	19%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.36%	1.77%	1.93%	1.85%	2.19%
After fees waived/recouped
and expenses absorbed	0.98%	0.98%	0.98%	0.98%	0.98%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	(0.50)%	(0.94)%	(0.61)%	(0.47)%	(1.21)%
After fees waived/recouped
and expenses absorbed	(0.12)%	(0.15)%	0.34%	0.40%	0.00%[3]

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Does not round to 0.01% or (0.01)%, as applicable.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2022

NOTE 1 – ORGANIZATION

The Trillium ESG Global Equity Fund (the “Fund” or “Global Equity Fund”) and Trillium ESG Small/Mid Cap Fund (the “Fund” or “SMID Fund”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on September 30, 1999 and August 31, 2015, respectively.

The Global Equity Fund and the SMID Fund have Retail Class and Institutional Class shares (Retail Class shares are not currently offered for SMID Fund). Institutional Class are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundation, and corporations. Each class of shares has equal rights as to earnings and assets except that the Retail Class bears Distribution fees. Global Equity Fund Retail Class also bears Sub-Transfer Agent fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Global Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that it believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued. The investment objective of SMID Fund is to seek long-term capital appreciation by identifying companies that it believes are strategic leaders, based on business models that it believes are superior and have the ability to create consistent earnings growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last

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NOTES TO FINANCIAL STATEMENTS June 30, 2022, Continued

reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over- the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Service’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Global Equity Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Global Equity Fund’s securities traded on those foreign exchanges. The Global Equity Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Global Equity Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. The SMID Fund does not hold foreign securities traded on foreign exchanges.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

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NOTES TO FINANCIAL STATEMENTS June 30, 2022, Continued

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2022, Continued

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2022:

Global Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$5,545,053	$10,823,425	$—	$16,368,478
Banks	28,531,256	25,749,180	—	54,280,436
Capital Goods	29,121,831	40,094,056	—	69,215,887
Commercial &
Professional Services	8,642,605	9,493,083	—	18,135,688
Consumer Durables & Apparel	12,016,958	9,806,513	—	21,823,471
Consumer Services	17,341,360	—	—	17,341,360
Diversified Financials	30,071,229	—	—	30,071,229
Food & Staples Retailing	—	10,755,785	—	10,755,785
Food, Beverage & Tobacco	11,762,983	21,123,802	—	32,886,785
Health Care Equipment
& Services	18,576,375	18,661,069	—	37,237,444
Household & Personal Products	—	24,782,291	—	24,782,291
Insurance	8,341,492	19,489,994	—	27,831,486
Materials	17,869,882	26,541,654	—	44,411,536
Media & Entertainment	33,140,490	—	—	33,140,490
Pharmaceuticals, Biotechnology
& Life Sciences	35,349,186	37,937,947	—	73,287,133
Real Estate	13,414,420	13,847,045	—	27,261,465
Retailing	25,079,943	10,230,227	—	35,310,170
Semiconductors &
Semiconductor Equipment	34,282,033	3,950,603	—	38,232,636
Software & Services	65,338,278	14,276,329	—	79,614,607
Technology Hardware
& Equipment	47,517,550	5,709,472	—	53,227,022
Telecommunication Services	14,776,062	—	—	14,776,062
Transportation	18,677,199	4,710,470	—	23,387,669
Utilities	11,209,471	12,726,454	—	23,935,925
Total Common Stocks	486,605,656	320,709,399	—	807,315,055
Preferred Stocks
Banks	5,145,716	—	—	5,145,716
Total Preferred Stocks	5,145,716	—	—	5,145,716
Short-Term Investments	25,866,647	—	—	25,866,647
Investments Purchased
with Cash Proceeds
from Securities Lending	4,551,638	—	—	4,551,638
Total Investments in Securities	$522,169,657	$320,709,399	$—	$842,879,056

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NOTES TO FINANCIAL STATEMENTS June 30, 2022, Continued

Small/Mid Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$32,579,537	$—	$—	$32,579,537
Short-Term Investments	625,994	—	—	625,994
Total Investments in Securities	$33,205,531	$—	$—	$33,205,531

(a) See Schedule of Investments for industry breakout.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

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NOTES TO FINANCIAL STATEMENTS June 30, 2022, Continued

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. As of June 30, 2022, there were no post-October losses for the Global Equity Fund. The SMID Fund had a post-October loss of $88,867.

As of June 30, 2022, there were no late year losses or capital loss carryovers for the Funds.

As of June 30, 2022, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of June 30, 2022, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities, which are determined in accordance with income tax regulations, normally are declared and paid on an annual basis. Distributions are recorded on the ex- dividend date.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2022, Continued

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Funds are equal to each Fund’s net asset value per share. The SMID Fund charges a 2% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The SMID Fund will retain the fee charged as paid-in-capital and such fees become part of the SMID Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk management Program (“LRMP”) that requires, among other things, that the Funds limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2022, Continued

J.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2022, the following adjustments were made:

	Distributable (Accumulated)
	Earnings(Losses)	Paid-In Capital
Global Equity Fund	(2,450,023)	2,450,023
SMID Fund	(81,450)	81,450

Tax adjustments were primarily due to utilization of equalization.

K.
Recently Issued Accounting Pronouncement. In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are prohibited from investing in derivatives, excluding certain currency and interest rate hedging transactions. If the Funds do determine to invest in derivatives in the future, they will comply with Rule 18f-4 under the 1940 Act.

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which were effective on January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or “fund-of-funds arrangements”. These regulatory changes may limit the Funds’ ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. The Funds have adopted the provision and there was no impact on the financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2022, Continued

conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. The Funds are currently evaluating the impact, if any, of applying this provision.

L.
Subsequent Events. In preparing these financial statements, the Fund have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by each Fund. As of November 1, 2021, as compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.85% on daily net assets up to $1 billion and 0.75% on daily net assets greater than $1 billion for the Global Equity Fund. Prior to that, the Adviser was entitled to a rate of 0.85% based upon the average daily net assets of the Global Equity Fund. The Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the SMID Fund, net of any monthly waiver or reimbursement discussed below. The investment advisory fees incurred by the Funds for the year ended June 30, 2022, are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit expenses for the SMID Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratio of expenses to average net assets will not exceed 0.98% for the Institutional Class. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board on behalf of the SMID Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2022, Continued

third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. SMID Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board’s review and approval. The amount of fees waived and expenses absorbed by the Adviser during the year ended June 30, 2022, is disclosed in the Statements of Operations. Any amount due from the Adviser is paid monthly to the Fund, if applicable.

As of June 30, 2022, the remaining cumulative amount the Adviser may be reimbursed is $474,101, as shown in the following table. The Adviser may recapture a portion of the above no later than the dates as stated.

Date of Expiration	Amount
June 30, 2023	$173,764
June 30, 2024	165,918
June 30, 2025	134,419
Total	$474,101

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant, and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended June 30, 2022, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares. The Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail Class shares. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Funds during the year ended June 30, 2022, are disclosed in the Statements of Operations.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2022, Continued

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to the Retail Class. All Arrangements must be approved by the Board. The transfer agent fees and sub-transfer agent fees incurred by the Funds for the year ended June 30, 2022, are disclosed in the Statements of Operations.

NOTE 4 – SECURITIES LENDING

The Global Equity Fund may lend up to 33 1/3% of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Global Equity Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors, including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. The Global Equity Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of June 30, 2022, the Global Equity Fund has loaned securities that were collateralized by cash equivalents. The cash collateral is invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Global Equity Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of June 30, 2022, the market value of the securities on loan and payable collateral received for securities lending were as follows:

	Market Value of	Payable on
	Securities on Loan	Collateral Received
Global Equity Fund	$4,595,333	$4,551,638

The Global Equity Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2022, Continued

American Government Obligations Fund (a money market fund subject to Rule 2a-7 under the 1940 Act). The Schedule of Investments for the Global Equity Fund includes the particular cash collateral holding as of June 30, 2022. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The net fee and interest income earned by the Global Equity Fund on investments of cash collateral received from borrowers for the securities loaned are reflected in the Statement of Operations.

Due to the absence of a master netting agreement related to the Global Equity Fund’s participation in securities lending, no additional offsetting disclosures have been made on behalf of the Global Equity Fund for the total borrowings listed above.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2022, the cost of purchases and the proceeds from the sale and maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Global Equity Fund	$178,825,351	$68,368,138
SMID Fund	15,838,512	7,259,631

There were no purchases, sales or maturities of long-term U.S. Government securities during the year ended June 30, 2022.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2022 and the year ended June 30, 2021, was as follows:

	Ordinary Income
	June 30, 2022	June 30, 2021
Global Equity Fund	$2,603,679	$2,043,750
SMID Fund	41,346	23,636

	Long-Term Capital Gains
	June 30, 2022	June 30, 2021
Global Equity Fund	$26,643,563	$12,982,905
SMID Fund	817,098	3,429

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2022, Continued

As of the most recent fiscal year ended June 30, 2022, the components of distributable (accumulated) earnings (losses) for income tax purposes were as follows:

Global Equity Fund

Tax cost of Investments	627,845,675
Unrealized appreciation	274,337,573
Unrealized depreciation	(59,375,716)
Net unrealized appreciation (depreciation)	214,961,857
Undistributed ordinary income	4,160,950
Undistributed long-term capital gain	20,675,805
Distributable earnings	24,836,755
Other accumulated gain (loss)	—
Total distributable (accumulated) earnings (loss)	239,798,612

SMID Fund

Tax cost of Investments	35,735,786
Unrealized appreciation	3,727,068
Unrealized depreciation	(6,257,323)
Net unrealized appreciation (depreciation)	(2,530,255)
Undistributed ordinary income	—
Undistributed long-term capital gain	1,046,166
Distributable earnings	1,046,166
Other accumulated gain (loss)	(88,867)
Total distributable (accumulated) earnings (loss)	(1,572,956)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities is primarily due to the tax deferral of losses on wash sales adjustments and deferral of post-October losses.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2022, Continued

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the year ended June 30, 2022, are as follows:

	Global Equity Fund	SMID Fund
Maximum available credit	$20,000,000	$2,000,000
Largest amount outstanding
on an individual day	—	331,000
Average balance when in use	—	231,000
Credit facility outstanding
as of June 30, 2022	—	—
Average interest rate when in use	—	3.56%

Interest expense for the year ended June 30, 2022, is disclosed in the Statements of Operations.

NOTE 8 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long- term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Trillium Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Trillium Funds and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of June 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 25, 2022

Trillium Mutual Funds

EXPENSE EXAMPLES For the six months ended June 30, 2022

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees (12b-1), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2022 – June 30, 2022).

Actual Expenses

The “Actual” line for each respective class of the following tables provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. The SMID Fund charges a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares within 90 calendar days after you purchase them. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples.

The following examples include, but are not limited to, investment advisory fees, shareholder servicing fees, distribution fees, fund accounting fees, fund administration fees, custody fees, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each respective class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the

Trillium Mutual Funds

EXPENSE EXAMPLES For the six months ended June 30, 2022, Continued

actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, each hypothetical line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/2022	6/30/2022	1/1/2022 – 6/30/2022[1]
Retail Class Actual	$1,000.00	$ 758.40	$5.76
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,018.25	$6.61

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/2022	6/30/2022	1/1/2022 – 6/30/2022[1]
Institutional Class Actual	$1,000.00	$ 759.40	$4.49
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,019.69	$5.16

SMID Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/2022	6/30/2022	1/1/2022 – 6/30/2022[2]
Institutional Class Actual	$1,000.00	$ 785.50	$4.34
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,019.93	$4.91

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Retail and Institutional Class shares were 1.32% and 1.03%, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one half-year period).

[2]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Institutional Class shares was 0.98% (reflecting fee waivers in effect), multiplied by the average account value over the period multiplied by 181/365 (to reflect the one half-year period).

Trillium Mutual Funds

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Each Fund has adopted a liquidity risk management program (the “program”). The Funds’ Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of Trillium conduct the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Funds’ Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting any of the Funds were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupations	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years
Independent Trustees of the Trust
Kathleen T. Barr	Trustee	Indefinite	Retired; Chair of	2	Independent
(born 1955)		Term;	the Governing		Director,
c/o U.S. Bank Global		Since	Council,		Muzinich BDC,
Fund Services		November	Independent		Inc. (2019 to
615 E. Michigan St.		2018.	Directors Council		present);
Milwaukee, WI 53202			(since 2020);		Independent
			formerly, President,		Trustee for the
			owner of a registered		William Blair
			investment adviser,		Funds (2013 to
			Productive Capital		present)
			Management, Inc.		(19 series).
(2010 to 2013);
formerly, Chief
Administrative
Officer, Senior Vice
President and Senior
Managing Director
of Allegiant Asset
Management
Company (merged
with PNC Capital
Advisors, LLC in
2009); formerly,
Chief Administrative
Officer, Chief
Compliance Officer
and Senior Vice
President of PNC
Funds and PNC
Advantage Funds
(f/k/a Allegiant Funds)
(registered investment
companies).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued-

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupations	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years
Eric W. Falkeis	Trustee	Indefinite	Chief Executive	2	Independent
(born 1973)		Term;	Officer, Tidal ETF		Director,
c/o U.S. Bank Global		Since	Services LLC (2018		Muzinich BDC,
Fund Services		September	to present); formerly,		Inc. (2019 to
615 E. Michigan St.		2011.	Chief Operating		present);
Milwaukee, WI 53202	Chair-	Indefinite	Officer, Direxion		Interested
	person	Term;	Funds (2013 to		Trustee, Tidal
		Since	2018); formerly,		ETF Trust
		August	Senior Vice		(2018 to
		2019.	President and Chief		Present) (22
			Financial Officer		series); Former
			(and other positions),		Interested
			U.S. Bancorp Fund		Trustee,
			Services, LLC		Direxion Funds
			(1997 to 2013).		(22 series),
Direxion Shares
ETF Trust (112
series) and
Direxion
Insurance Trust
(2013 to 2018).

Steven J. Paggioli	Trustee	Indefinite	Consultant;	2	Independent
(born 1950)		Term;	formerly, Executive		Director,
c/o U.S. Bank Global		Since	Vice President,		Muzinich BDC,
Fund Services		May	Investment		Inc. (2019 to
615 E. Michigan St.		1991.	Company		present);
Milwaukee, WI 53202			Administration,		Independent
			LLC (mutual fund		Trustee, AMG
			administrator).		Funds (1993 to
present)
(42 series);
Advisory Board
Member,
Sustainable
Growth
Advisers, LP.

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued-

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupations	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years
Ashi S. Parikh	Trustee	Indefinite	Investment	2	Board of
(born 1966)		Term;	professional;		Directors
c/o U.S. Bank Global		Since	formerly, Chief		Member,
Fund Services		June	Executive and		Investment
615 E. Michigan St.		2020.	Chief Investment		Working Group,
Milwaukee, WI 53202			Officer and various		The Ohio State
			other positions,		University
			RidgeWorth		Endowments
			Investments, LLC		and Foundation
			(global investment		(2016 to present);
			management firm)		Board of
			(2006 to 2017);		Directors, World
			formerly, Chief		Methodist
			Investment Officer		Council,
			Institutional Growth		Investment
			Equities, Eagle		Committee
			Asset Management		(2018 to
			(financial advisor);		present);
			formerly Sr. Managing		Independent
			Director, Growth		Trustee, PNC
			Equities, Banc One		Funds (2018 to
			Investment Advisors		2019) (32
			(financial adviser).		series); Interested
Trustee,
RidgeWorth
Funds (2014 to
2017) (35 series).

Cynthia M. Fornelli	Trustee	Indefinite	Independent Director	2	Independent
(born 1960)		Term;	of TriplePoint		Director,
c/o U.S. Bank Global		Since	Venture Growth		TriplePoint
Fund Services		January	BDC Corp. (2019 to		Private Venture
615 E. Michigan St.		2022.	present); Retired;		Credit, Inc.
Milwaukee, WI 53202			formerly, Executive		(2020 to
			Director of the		present).
Center for Audit
Quality (2007 to
2019); formerly, Senior
Vice President of
Regulatory Conflicts
Management at Bank
of America (2005 to
2007); formerly,
Deputy Director,
Division of Investment
Management with the
U.S. Securities and
Exchange Commission
(1998 to 2005).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued-

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupations	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years
Officers of the Trust
Jason F. Hadler	President	Indefinite	Senior Vice	Not	Not
(born 1975)	&	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Principal	Since	Head of Fund
Fund Services	Executive	September	Services Fund
615 E. Michigan St.	Officer	2021.	Administration
Milwaukee, WI 53202			Department, U.S.
Bank Global Fund
Services since
December 2003.

Carl G. Gee, Esq.	Secretary	Indefinite	Assistant Vice	Not	Not
(born 1990)	& Vice	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Counsel, U.S. Bank
Fund Services		February	Global Fund
615 E. Michigan St.		2021.	Services since
Milwaukee, WI 53202			August 2016;
Summer Associate,
Husch Blackwell
LLP (2015); Law
Clerk, Brady
Corporation (global
printing systems,
labels and safety
products company)
(2014 to 2015).

Craig Benton	Treasurer	Indefinite	Assistant Vice	Not	Not
(born 1985)	& Vice	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Bank Global Fund
Fund Services		December	Services since
615 E. Michigan St.		2021.	November 2007.
Milwaukee, WI 53202

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 E. Michigan St.		2016.	June 2005.
Milwaukee, WI 53202

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued- -

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupations	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years
Kyle J. Buscemi	Assistant	Indefinite	Mutual Funds	Not	Not
(born 1996)	Treasurer	Term;	Administrator,	Applicable.	Applicable.
c/o U.S. Bank Global		Since	U.S. Bank Global
Fund Services		June	Fund Services
615 E. Michigan St.		2022.	since June 2018;
Milwaukee, WI 53202			Business
Administration
Student,
2014 to 2018.

Donna Barrette	Vice	Indefinite	Senior Vice	Not	Not
(born 1966)	President,	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Chief	Since	Compliance Officer,
Fund Services	Compliance	July	U.S. Bank Global
615 E. Michigan St.	Officer,	2011.	Fund Services since
Milwaukee, WI 53202	Anti-		August 2004.
Money
Laundering
Officer

(1)	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
(3)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

Trillium Mutual Funds

NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended June 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from the net investment income designated as the qualified dividend income was as follows:

Global Equity Fund	100.00%
SMID Fund	100.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2022, was as follows:

Global Equity Fund	100.00%
SMID Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended June 30, 2022, was as follows:

Global Equity Fund	11.45%
SMID Fund	100.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling 866-209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling 866-209-1962. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ quarterly holdings for the most recent fiscal year can be obtained by accessing the Funds’ website at www.trilliummutualfunds.com. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained by calling 866-209-1962.

Trillium Mutual Funds

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 866-209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.trilliummutualfunds.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Funds, if applicable. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, proxy statements, and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Please call the Transfer Agent (or your financial institution) without charge at 866-209-1962 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Funds are pleased to offer the convenience of viewing shareholder communications, including the Funds’ prospectus, annual and semi-annual reports, and proxy statements online. Please go to www.trilliummutualfunds.com for more information or to sign up for this service.

Trillium Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non- public personal information would be shared by those entities with unaffiliated third parties.

Adviser
TRILLIUM ASSET MANAGEMENT, LLC
Two Financial Center
60 South Street, Suite 1100
Boston, Massachusetts 02111

Distributor
QUASAR  DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1663 Broadway
New York, New York 10019

Fund	Class	Symbol	CUSIP
Trillium	Retail Class	PORTX	742935588
ESG Global Equity Fund	Institutional Class	PORIX	742935356
Trillium
ESG Small/Mid Cap Fund	Institutional Class	TSMDX	74316P785

b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr, Ms. Cynthia M. Fornelli and Messrs. Ashi S. Parikh, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Trillium ESG Global Equity Fund

	FYE 6/30/2022	FYE 6/30/2021
Audit Fees	$23,700	$22,550
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Trillium ESG Small/Mid Cap Fund

	FYE 6/30/2022	FYE 6/30/2021
Audit Fees	$20,800	$19,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Trillium ESG Global Equity Fund

	FYE 6/30/2022	FYE 6/30/2021
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Trillium ESG Small/Mid Cap Fund

	FYE 6/30/2022	FYE 6/30/2021
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Trillium ESG Global Equity Fund

Non-Audit Related Fees	FYE 6/30/2022	FYE 6/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Trillium ESG Small/Mid Cap Fund

Non-Audit Related Fees	FYE 6/30/2022	FYE 6/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Professionally Managed Portfolios

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    September 6, 2022

By (Signature and Title)      /s/Craig Benton
Craig Benton, Treasurer/Principal Financial Officer

Date    September 6, 2022

* Print the name and title of each signing officer under his or her signature.